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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 30, 1998



                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)



             Texas                        1-9016                  75-6335572
 (State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
 Incorporation or Organization)          Number)             Identification No.)



         6210 North Beltline Road, Suite 170, Irving, Texas  75063-2656
              (Address of Principal Executive Offices)       (ZIP Code)



        Registrant's telephone number, including area code: (972)756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On August 3, 1998, American Industrial Properties REIT (the "Trust") entered into a definitive agreement providing for a strategic investment by Developers Diversified Realty Corporation ("DDR") in the Trust. Under the terms of the Share Purchase and Merger Agreements (the "Agreements"), dated to be effective as of July 30, 1998, DDR will acquire approximately $115 million of newly issued common shares of beneficial interest at $15.50 per share. The investment will be made in two or more fundings. DDR made an initial purchase of 949,147 shares for $14.7 million and additionally acquired 1,258,477 shares in exchange for five properties previously owned by DDR and valued at approximately $19.5 million. The total shares acquired represent 19.9% of the Trust's outstanding shares. DDR will purchase an additional 5,226,583 shares for $81.0 million, increasing its ownership to 40.0% of the Trust's shares on a fully-diluted basis, following shareholder approval at a Special Meeting of Shareholders to be held before the end of 1998, to fund property acquisitions. The funds provided by DDR's investment will be used to continue the Trust's strategy of consolidating the highly fragmented light industrial property sector.

     The Trust acquired the five industrial properties ("DDR Portfolio") under a merger agreement between the Trust and DDR Office Flex Corporation, a wholly owned subsidiary of DDR. The five properties, consisting of light and bulk industrial space totaling approximately 464,000 square feet, are located in the Cleveland, Ohio area and represent the Trust's entry into the Ohio market.

     Tenant sizes range from 6,426 square feet to 236,225 square feet, with major tenants including Hardline Services, Reynolds Aluminum, VSA, and Steris.

     The DDR Portfolio includes the following properties:

     (1) HARDLINE SERVICES BUILDING. Hardline Services Building ("Hardline") is comprised of one building located on 20.0 acres in Aurora, Ohio and contains 236,225 square feet of bulk industrial space. Hardline is 100% leased to one tenant. Hardline was constructed in 1974 with a 100,000 square foot addition completed in 1993.

     (2) HERITAGE VSA BUILDING. Heritage VSA Building ("Heritage VSA") is comprised of one building located on 3.9 acres in Twinsburg, Ohio and contains 85,800 square feet of bulk industrial space. Heritage VSA is 100% leased to one tenant. Heritage VSA was constructed in 1989.

     (3) ALUMAX BUILDING. Alumax Building ("Alumax") is comprised of one building on 5.0 acres in Streetsboro, Ohio and contains 66,200 square feet of bulk industrial space. Alumax is 100% leased to one tenant. Alumax was constructed in 1982.

     (4) STERIS BUILDING. Steris Building ("Steris") consists of one building located on 5.7 acres in Mentor, Ohio and contains 40,200 square feet of bulk industrial space. Steris is 100% leased to one tenant. Steris was constructed in 1980.

     (5) HERITAGE BUSINESS CENTER. Heritage Business Center ("Heritage") is comprised of one building located on 6.8 acres in Twinsburg, Ohio and contains 35,502 square feet of light industrial space. Heritage is 100% leased to four tenants. Heritage was constructed in 1990.

     After the acquisition of the DDR Portfolio, the Trust now owns, directly or through operating partnerships, 52 real estate properties in 13 states. The Trust's industrial properties are concentrated in the Texas market with 23 of the 40 industrial properties located in the Dallas, Austin and Houston areas. The office buildings are primarily located in the west with three of the ten located in California. The two retail properties are located in Colorado and Florida.

     Concurrent with entering into the Agreements, the Trust increased its Board of Trust Managers by four positions and appointed DDR designees Scott A. Wolstein, Albert T. Adams, Robert H. Gidel and James A. Schoff to the Board. Mr. Wolstein has been named Chairman of the Board of Trust Managers.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     Financial statements will be filed within sixty (60) days from the date this report is filed.

(b)  Pro forma Financial Information.

     Pro forma financial information will be filed within sixty (60) days from the date this report is filed.

(c)  Exhibits:

    *2.1 Agreement and Plan of Merger by and among the Trust, Developers Diversified Realty Corporation ("DDR") and DDR Office Flex Corporation ("DDR Flex") dated July 30, 1998.

    *3.1 Statement of Designation of Series A Preferred Shares of Beneficial Interest of the Trust dated July 30, 1998.

    *10.1 Share Purchase Agreement by and between the Trust and DDR dated July 30, 1998.

    *10.2  Demand Promissory Note dated July 30, 1998.

    *10.3 Second Amended and Restated Registration Rights Agreement by and among the Trust, MS Real Estate Special Situations, Inc. ("MSRE") and Morgan Stanley Asset Management Inc. ("MSAM") dated July 30, 1998.

    *10.4 Second Amended and Restated Registration Rights Agreement by and between the Trust and USAA Real Estate Company ("USAA") dated July 30, 1998.

    *10.5 Registration Rights Agreement by and between the Trust and DDR dated July 30, 1998.

    *10.6 First Amended and Restated Registration Rights Agreement by and between the Trust and Praedium II Industrial Associates LLC ("Praedium") dated July 30, 1998.

    *10.7 Second Amended and Restated Registration Rights Agreement by and among the Trust, ABKB/LaSalle Securities Limited Partnership ("ABKB") and LaSalle Advisors Limited Partnership ("LaSalle") dated July 30, 1998.

    *10.8  Letter Agreement by and between MSRE/MSAM and DDR dated July 30,
           1998.

    *10.9  Letter Agreement by and among ABKB, LaSalle and DDR dated July 30,
           1998.

    *10.10 Letter Agreement by and between Praedium and DDR dated July 30,
           1998.

    *10.11 Letter Agreement by and between USAA and DDR dated July 30, 1998.

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*Filed herewith.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN INDUSTRIAL PROPERTIES REIT




                                   By:  /s/ Charles W. Wolcott
                                        ----------------------------------------
                                        Charles W. Wolcott
                                        President and Chief Executive Officer

Dated:  August 5, 1998


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                                  EXHIBIT LIST


    *2.1 Agreement and Plan of Merger by and among the Trust, Developers Diversified Realty Corporation ("DDR") and DDR Office Flex Corporation ("DDR Flex") dated July 30, 1998.

    *3.1 Statement of Designation of Series A Preferred Shares of Beneficial Interest of the Trust dated July 30, 1998.

    *10.1 Share Purchase Agreement by and between the Trust and DDR dated July 30, 1998.

    *10.2  Demand Promissory Note dated July 30, 1998.

    *10.3 Second Amended and Restated Registration Rights Agreement by and among the Trust, MS Real Estate Special Situations, Inc. ("MSRE") and Morgan Stanley Asset Management Inc. ("MSAM") dated July 30, 1998.

    *10.4 Second Amended and Restated Registration Rights Agreement by and between the Trust and USAA Real Estate Company ("USAA") dated July 30, 1998.

    *10.5 Registration Rights Agreement by and between the Trust and DDR dated July 30, 1998.

    *10.6 First Amended and Restated Registration Rights Agreement by and between the Trust and Praedium II Industrial Associates LLC ("Praedium") dated July 30, 1998.

    *10.7 Second Amended and Restated Registration Rights Agreement by and among the Trust, ABKB/LaSalle Securities Limited Partnership ("ABKB") and LaSalle Advisors Limited Partnership ("LaSalle") dated July 30, 1998.

    *10.8  Letter Agreement by and between MSRE/MSAM and DDR dated July 30,
           1998.

    *10.9  Letter Agreement by and among ABKB, LaSalle and DDR dated July 30,
           1998.

    *10.10 Letter Agreement by and between Praedium and DDR dated July 30,
           1998.

    *10.11 Letter Agreement by and between USAA and DDR dated July 30, 1998.

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*Filed herewith.